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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported)   August 24, 1998
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                               STERIS CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


               Ohio                     000-21553               34-1482024
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 (State or Other Jurisdiction of       (Commission           (I.R.S. Employer
  Incorporation or Organization)       File Number)         Identification No.)

    5960 Heisley Road, Mentor, Ohio                               44124
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(Address of Principal Executive Offices)                        (Zip Code)

                                 (440) 354-2600
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              (Registrant's Telephone Number, Including Area Code)


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          (Former name or former address, if changed since last report)



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Item 5.  Other Events

               On August 24, 1998, STERIS Corporation effected a two-for-one split of the company's common shares through a 100% stock dividend at the rate of one common share for each common share held by shareholders of record on August 10, 1998. The split was announced by the company in a press release dated July 28, 1998, reproduced as Exhibit 99.1 hereof.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

               Exhibit 99.1                  Press Release









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                                   SIGNATURES


        Pursuant to the requirements of the 1933 Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Mentor, State of Ohio, on the 27th day of August, 1998.

                                    STERIS CORPORATION


                                    By \s\ Bill R. Sanford
                                       ---------------------------------------
                                       Bill R. Sanford,
                                       President and Chief Executive Officer,
                                       Chairman of the Board of Directors










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                                  EXHIBIT INDEX

Exhibit Number                                       Exhibit Description
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    99.1                                             Press Release